UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2009

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On July 1, 2009, Exelon Corporation distributed to the investment community the notice attached hereto as Exhibit 99.1. The notice is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Notice dated July 1, 2009

* * * * *

Important Information

This communication relates, in part, to the offer (Offer) by Exelon through its direct wholly-owned subsidiary, Exelon Xchange Corporation (Xchange), to exchange each issued and outstanding share of common stock (NRG shares) of NRG for 0.485 of a share of Exelon common stock. This communication is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (the Prospectus/Offer to Exchange and, including the Letter of Transmittal and related documents and as amended from time to time, the Exchange Offer Documents) previously filed by Exelon and Xchange with the Securities and Exchange Commission (SEC). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they contain important information.

Exelon filed a preliminary proxy statement on Schedule 14A with the SEC on April 17, 2009 in connection with its solicitation of proxies (Preliminary Exelon Meeting Proxy Statement) for a meeting of Exelon shareholders (Exelon Meeting) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer. Exelon expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of proxies for the Exelon Meeting (Definitive Exelon Meeting Proxy Statement) and may file other proxy solicitation material in connection therewith. Investors and security holders are urged to read the Preliminary Exelon Meeting Proxy Statement and the Definitive Exelon Meeting Proxy Statement and other relevant materials as they become available, because they contain important information.

Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting. Information about Exelon and Exelon’s directors and executive officers is available in Schedule I to the Prospectus/Offer to Exchange. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange. Information about any other participants will be included in the Definitive Exelon Meeting Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION EXELON GENERATION COMPANY, LLC

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

July 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice dated July 1, 2009